                        NEXSTAR PHARMACEUTICALS, INC.

              6 1/4% CONVERTIBLE SUBORDINATED DEBENTURES DUE 2004
                     ---------------------------------------

                               PURCHASE AGREEMENT


                                                                   July 28, 1997

SBC Warburg Inc.
Oppenheimer & Co., Inc.
 c/o SBC Warburg Inc.
277 Park Avenue
New York, New York 10072

Ladies and Gentlemen:

         NeXstar Pharmaceuticals, Inc., a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Purchasers named in Schedule I hereto (the "Purchasers") an aggregate of $75,000,000 principal amount (the "Firm Securities") of the 6 1/4% Convertible Subordinated Debentures Due 2004 (the "Debentures"), convertible into Common Stock ("Stock") of the Company and, at the election of the Purchasers, up to an aggregate of $5,000,000 principal amount of additional Debentures (the "Optional Securities") as provided in Section 2 hereof. The Firm Securities and the Optional Securities, if any, are herein collectively called the "Securities".

1. The Company represents and warrants to, and agrees with, each of the Purchasers that:

              (a) A preliminary offering memorandum, dated July 17, 1997 (the "Preliminary Offering Memorandum") and an offering memorandum, dated July 28, 1997 (the "Offering Memorandum", have been prepared in connection with the offering of the Securities and shares of the Stock issuable upon conversion thereof. Any reference to the Preliminary Offering Memorandum or the Offering Memorandum shall be deemed to refer to and include the Company's most recent Annual Report on Form 10-K and all subsequent documents filed with the United States Securities and Exchange Commission (the "Commission") pursuant to
         Section 13(a), 13(c) or 15(d) of the United States Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or prior to the date of the Preliminary Offering Memorandum or the Offering Memorandum, as the case may be, and any reference to the Preliminary Offering Memorandum or the Offering Memorandum, as the case may be, as amended or supplemented, as of any specified date, shall be deemed to include
         (i) any
         documents filed with the Commission pursuant to Section 13(a), 13(c) or 15(d) of the Exchange Act after the date of the Preliminary Offering Memorandum or the Offering Memorandum, as the case may be, and prior to such specified date and (ii) any Additional Issuer Information (as defined in Section 5(f)) furnished by the Company prior to the completion of the distribution of the Securities; and all documents filed under the Exchange Act and so deemed to be included in the Preliminary Offering Memorandum or the Offering Memorandum, as the case may be, or any amendment or supplement thereto are hereinafter called the "Exchange Act Reports". The Exchange Act Reports, when they were or are filed with the Commission, conformed or will conform in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder. The Preliminary Offering Memorandum or the Offering Memorandum and any amendments or supplements thereto and the Exchange Act Reports did not and will not, as of their respective dates, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by a Purchaser through SBC Warburg Inc. ("SBC Warburg") expressly for use therein.

              (b) The Company and each of its subsidiaries (other than any subsidiary which has no operations and de minimis assets (a "Shelf Subsidiary")) has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to carry on its business as it is currently being conducted and to own, lease and operate its properties, and each is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, condition (financial or otherwise), stockholders' equity, properties, business prospects or results of operations of the Company and its subsidiaries, taken as a whole (a "Material Adverse Effect").

              (c) All of the outstanding shares of capital stock of, or other ownership interest in, each of the Company's subsidiaries (other than any Shelf Subsidiary), except for any director qualifying shares or similar nominal holdings required by foreign laws, have been duly authorized and validly issued and are fully paid and non-assessable, and are owned by the Company, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature.

              (d) The Securities have been duly authorized and, when issued and delivered pursuant to this Agreement and authenticated and delivered by the Trustee in accordance with the indenture to be dated as of July 31, 1997, (the "Indenture") between the Company and IBJ Schroder Bank & Trust Company, as Trustee (the "Trustee"), will have been duly executed, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture under which they are to be issued; the Indenture has been duly authorized and, when executed and delivered by the Company (and assuming due authorization, execution and delivery by the Trustee), the Indenture will constitute a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Securities and the Indenture will conform in all material respects to the descriptions thereof in the Offering Memorandum and will be in substantially the form previously delivered to you.

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
              (e) All the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights; the shares of Stock initially issuable upon conversion of the Securities have been duly and validly authorized and reserved for issuance out of the Company's authorized and unissued shares of Common Stock and, when issued and delivered in accordance with the provisions of the Securities and the Indenture will be duly and validly issued, fully paid and non-assessable and will conform to the description of the Stock contained in the Offering Memorandum.

              (f) The Registration Rights Agreement between the Company and the Purchasers to be dated as of July 31, 1997 (the "Registration Rights Agreement") has been duly authorized, and, when executed and delivered by the Company (assuming due authorization, execution and delivery by the Purchasers), will constitute a valid and legally binding agreement of the Company enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Registration Rights Agreement will conform in all material respects to the description thereof in the Offering Memorandum.

              (g) The authorized capital stock of the Company, including the Stock, conforms as to legal matters to the description thereof contained in the Offering Memorandum.

              (h) Neither the Company nor any of its subsidiaries (other than any Shelf Subsidiary) is (i) in violation of its respective charter or by-laws, (ii) is in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement, indenture or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject which default could result in a Material Adverse Effect or (iii) is in violation in any respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject, which default or violation could result in a Material Adverse Effect, and neither the Company nor any of its subsidiaries has failed to obtain a license, permit, certificate, franchise or other governmental authorization necessary to the ownership of its property or to the conduct of its business as presently conducted where such failure could have a Material Adverse Effect.

              (i) The execution, delivery and performance of this Agreement, the Indenture, the Registration Rights Agreement and the Securities, compliance by the Company with all provisions hereof and thereof and the consummation of the transactions contemplated hereby and the issuance and delivery of the Securities will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company or any of its subsidiaries, or any agreement, indenture or other instrument to which it or any of its subsidiaries is a party or by which it or any of its subsidiaries or their respective properties are bound, or violate or conflict with any laws, administrative regulations or rulings or court decrees applicable to the Company, any of its subsidiaries or their respective property, in any case which is reasonably likely to have a Material Adverse Effect; and, except as required pursuant to the Registration Rights Agreement, no consent, approval, authorization or order of or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the Indenture, the Registration Rights Agreement and the Securities by the Company and the consummation of the transactions contemplated hereby and thereby, except such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the





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         Securities by the Purchasers, and such consents, approvals, authorizations, orders, registrations and qualifications as may be required under the Act and the United States Trust Indenture Act of 1939 (the "Trust Indenture Act").

              (j) Except as otherwise set forth in the Offering Memorandum, there are no material legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any of their respective property is the subject which, if determined adversely to the Company or its subsidiaries, might have a Material Adverse Effect, and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated.

              (k) Except as otherwise set forth in the Offering Memorandum, the Company is conducting business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business which are material to the conduct of the business, including, without limitation, the applicable laws, rules and regulations of the United States Food and Drug Administration (collectively the "FDA Regulations"); neither the Company nor any of its subsidiaries has violated any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), nor any federal or state law relating to discrimination in the hiring, promotion or pay of employees nor any applicable federal or state wages and hours laws, nor any provisions of the Employee Retirement Income Security Act or the rules and regulations promulgated thereunder, which in each case might result in any Material Adverse Effect.

              (l) The Company and each of its subsidiaries has such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits"), including, without limitation, under any applicable FDA Regulations and any applicable Environmental Laws, as are necessary to own, lease and operate its respective properties and to conduct its business in the manner described in the Offering Memorandum except for such permits the absence of which would not have a Material Adverse Effect; the Company and each of its subsidiaries has fulfilled and performed all of its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other impairment of the rights of the holder of any such permit which revocation, termination or other impairment would result in a Material Adverse Effect; and, except as described in the Offering Memorandum, such permits contain no restrictions, which do not generally apply to companies holding such permits, that are materially burdensome to the Company or any of its subsidiaries.

              (m) In the ordinary course of its business, the Company conducts a periodic review of the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, have a Material Adverse Effect.

              (n) Except as otherwise set forth in the Offering Memorandum, or such as are not material to the business condition (financial or otherwise), stockholders' equity, properties, business prospects or results of operations of the Company and its subsidiaries, taken as a whole, the Company and each of its subsidiaries has good and marketable title, free and clear of all liens, claims, encumbrances and restrictions except liens for taxes not yet due





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         and payable, to all property and assets described in the Offering
         Memorandum as being owned by it. All leases to which the Company or any of its subsidiaries is a party are valid and binding and no default has occurred or is continuing thereunder which might result in any Material Adverse Effect, and the Company and its subsidiaries enjoy peaceful and undisturbed possession under all such leases to which any of them is a party as lessee with such exceptions as do not materially interfere with the use made by the Company or such subsidiary.

              (o) The Company and its subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is reasonable for the conduct or their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses in similar industries and similar geographic areas.

              (p) Ernst & Young LLP are independent public accountants with respect to the Company as required by the Exchange Act.

              (q) The financial statements, together with related schedules and notes forming part of or incorporated by reference in the Offering Memorandum (and any amendment or supplement thereto), present fairly the consolidated financial position, results of operations and cash flows of the Company and its subsidiaries on the basis stated in the Offering Memorandum at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data set forth in or incorporated by reference in the Offering Memorandum (and any amendment or supplement thereto) is, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company.

              (r) The Company is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

              (s) Neither the Company nor its subsidiaries have sustained, since the date of the latest audited financial statements included in the Offering Memorandum, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Memorandum, and, since such date, there has not been any material change in the capital stock or payment or declaration of dividends on its capital stock or long-term debt of the Company or its subsidiaries (other than repayment by the Company on July 1, 1997 of $5,000,000 of its long term debt from The Bank of Boston) or any material adverse change, or, to the Company's knowledge, any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity, business prospects or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Offering Memorandum.

              (t) Except as otherwise described in the Offering Memorandum, the Company and its subsidiaries own or possess adequate rights to use all material trademarks, trade names, patent rights, mask works, copyrights, licenses, approvals and governmental authorizations to conduct their businesses as described in the Offering Memorandum, and, except as otherwise set forth in the Offering Memorandum, the Company has no knowledge of any





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
         infringement by it or its subsidiaries of valid trademark or trade name rights, patent rights, mask works, copyrights, licenses, trade secrets or other similar rights of others, and there is no claim that has been made against the Company or its subsidiaries regarding trademark, trade name, patent, mask work, copyright, license, trade secret or other infringement which could have a Material Adverse Effect.

              (u) There are no contracts or other documents which are required to be described in or filed as exhibits to the Exchange Act Reports which have not been so described or filed as required.

              (v) No relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company on the other hand, which is required to be described in the Exchange Act Reports which is not so described.

              (w) No labor disturbance by the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent which might be expected to have a Material Adverse Effect.

              (x) With the exception of its 401(k) plans and non-retirement related health and benefit plans which are not material in amount, the Company has in effect no plans or arrangements in any manner subject to or governed by the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder.

              (y) Neither the Company nor any of its subsidiaries, nor to the Company's knowledge, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

              (z) This Agreement has been duly authorized, executed and delivered by the Company.

              (aa) There are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or liens related to or entitling any person to purchase or otherwise to acquire any shares of capital stock of, or ownership interest in, the Company or any subsidiary thereof except as otherwise disclosed in the Offering Memorandum.

              (bb) The Company and its subsidiaries taken as whole maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with general accepted accounting principles; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

              (cc) All material tax returns required to be filed by the Company and each of its subsidiaries in any jurisdiction have been filed, other than those filings being contested in good faith, and all material taxes, including withholding taxes, penalties and interest,





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         assessments, fees and other charges due pursuant to such returns or pursuant to any assessment received by the Company or any of its subsidiaries have been paid, other than those being contested in good faith and for which adequate reserves have been provided.

              (dd) The Company has no subsidiaries that qualify as a "Significant Subsidiary" under Regulation S-X promulgated under the Exchange Act. Except for NeXstar Farmaceutica, S.A., Spain, and NeXstar Pharmaceuticals Italia, S.r.l., there are no other subsidiaries of the Company that are material to the business and business prospects of the Company and its subsidiaries taken as a whole.

              (ee) When the Securities are issued and delivered pursuant to this Agreement, the Securities will not be of the same class (within the meaning of Rule 144A under the Act) as securities which are listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system.

              (ff) None of the transactions contemplated by this Agreement (including, without limitation, the use of the proceeds from the sale of the Securities) will violate or result in a violation of Section 7 of the Exchange Act, or any regulation promulgated thereunder, including, without limitation, Regulations G, T, U, and X of the Board of Governors of the Federal Reserve System.

              (gg) Prior to the date hereof, neither the Company nor any of its affiliates has taken any action which is designed to or which has constituted or which might have been expected to cause or result in stabilization or manipulation of the price of any security of the Company in connection with the offering of the Securities.

              (hh) The statements set forth in the Offering Memorandum under the captions "Description of Debentures" and "Description of Capital Stock", insofar as they purport to constitute a summary of the terms of the Securities and the Stock, and under the captions "Certain United States Federal Income Tax Consequences", "Risk Factors", "Business" and "Plan of Distribution", insofar as they purport to describe the provisions of the laws, legal proceedings and documents referred to therein, are accurate, complete and fair.

              (ii) Subject to compliance by the Purchasers with the representations and agreements contained in Section 3 hereof, neither the Company nor any person acting on its behalf has offered or sold the Securities by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Act or, with respect to Securities sold outside the United States to non-U.S. persons (as defined in Rule 902 under the Act), by means of any directed selling efforts within the meaning of Rule 902 under the Act and the Company, any affiliate of the Company and any person acting on its or their behalf has complied with and will implement the "offering restriction" within the meaning of such Rule 902; and

              (jj) Within the preceding six months, neither the Company nor any other person acting on behalf of the Company has offered or sold to any person any Securities, or any securities of the same or a similar class as the Securities, other than Securities offered or sold to the Purchasers hereunder. The Company will take reasonable precautions designed to insure that any offer or sale, direct or indirect, in the United States or to any U.S. person (as defined in Rule 902 under the Act) of any Securities or any substantially similar security issued by the Company, within six months subsequent to the date on which the distribution of the Securities has been completed (as notified to the Company by SBC Warburg), is made under restrictions and other circumstances reasonably designed not to affect the status of the offer and sale of the Securities in the United States and to U.S. persons contemplated by this





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         Agreement as transactions exempt from the registration provisions of the Securities Act (the foregoing will not prevent offers and sales made pursuant to a shelf registration statement in accordance with the Registration Rights Agreement).

         2. (a) Subject to the terms and conditions herein set forth, the Company agrees to issue and sell to each of the Purchasers, and each of the Purchasers agrees, severally and not jointly, to purchase from the Company, at a purchase price of 97.00% of the principal amount thereof, plus accrued interest, if any, from July 31, 1997 to the Time of Delivery hereunder, the principal amount of Firm Securities set forth opposite the name of such Purchaser in Schedule I hereto.

              (b) In the event and to the extent that the Purchasers shall exercise the election to purchase Optional Securities, as provided below, the Company agrees to issue and sell, subject to the terms and conditions herein set forth, to each of the Purchasers, and each of the Purchasers agrees, severally, and not jointly, to purchase from the Company at a purchase price of 97.00% of the principal amount thereof, plus accrued interest, if any, from July 31, 1997 to the Time of Delivery hereunder that number of Optional Securities as to which such election shall have been exercised determined by multiplying such number of Optional Securities by a fraction, the numerator of which is the maximum number of Optional Securities which such Purchaser is entitled to purchase as set forth opposite the name of such Purchaser in
Schedule I hereto and the denominator of which is the maximum number of Optional Securities which all of the Purchasers are entitled to purchase hereunder (the foregoing will not prevent offers and sales made pursuant to an exchange offer or shelf registration statement in accordance with the Registration Rights Agreement).

              (c) The Company hereby grants to each of the Purchasers the right to purchase at their election up to the principal amount of Optional Securities set forth opposite the name of such Purchaser in Schedule I hereto on the terms referred to in the paragraph above for the sole purpose of covering over-allotments in the sale of the Firm Securities. Any such election to purchase Optional Securities may be exercised by written notice from SBC Warburg to the Company given within a period of 30 calendar days after the date of this Agreement, setting forth the aggregate principal amount of Optional Securities to be purchased and the date on which such aggregate principal amount of Optional Securities is to be delivered, as determined by SBC
Warburg, but in no event earlier than the First Time of Delivery and, unless SBC Warburg and the Company otherwise agree in writing, no earlier than two or later than ten business days after the date of such notice.

         3. Upon the authorization by you of the release of the Securities, the several Purchasers propose to offer the Securities for sale upon the terms and conditions set forth in this Agreement and the Offering Memorandum and each Purchaser hereby represents and warrants to, and agrees with the Company that:

              (a) It will offer and sell the Securities only to: (i) persons who it reasonably believes are "qualified institutional buyers" ("QIBs") within the meaning of Rule 144A under the Act in transactions meeting the requirements of Rule 144A, or (ii) upon the terms and conditions set forth in Annex I to this Agreement;

              (b) It is an "accredited investor" within the meaning of Rule 501 under the Act; and

              (c) It will not offer or sell the Securities by any form of general solicitation or general advertising, including but not limited to the methods described in Rule 502(c) under the Act.

         4. (a) The Firm Securities and Optional Securities to be purchased by each Purchaser hereunder will be in the form of one or more definitive global Securities which will be deposited by or on behalf of the Company with the Depository Trust Company ("DTC") or its designated custodian.





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The Company will deliver the Securities to SBC Warburg, for the account of each
Purchaser, against payment by or on behalf of such Purchaser of the purchase price therefor by wire transfer of immediately available funds to a bank account designated by the Company, by causing DTC to credit the Securities to the account of SBC Warburg at DTC. The Company will cause the certificates representing the global Securities to be made available to SBC Warburg for checking at the office of DTC or its designated custodian (the "Designated Office") at least twenty-four hours prior to (a) with respect to the Firm Securities, 9:30 a.m., New York City time on July 31, 1997 (the "First Time of Delivery") and (b) with respect to the Optional Securities, (if not the First Time of Delivery) the date specified (the "Second Time of Delivery") in the written notice given by you of the Purchasers' election to Purchase the Optional Securities or such other time and date as you and the Company may agree upon in writing. Each of the First Time of Delivery and the Second Time of Delivery is herein called the "Time of Delivery".

         (b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross-receipt for the Securities and any additional documents requested by the Purchasers pursuant to Section 7(j) hereof, will be delivered at such time and date at the offices of Sullivan & Cromwell, 125 Broad Street, New York, New York 10004 (the "Closing Location"), and the Securities will be delivered at the Designated Office, all at the Time of Delivery. A meeting will be held at the Closing Location at 1:00 p.m., New York City time, on the New York Business Day next preceding the Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

         5.   The Company agrees with each of the Purchasers:

              (a) To prepare the Offering Memorandum in a form approved by you; to make no amendment or any supplement to the Offering Memorandum which shall be disapproved by you promptly after reasonable notice thereof; and to furnish you with copies thereof;

              (b) Promptly from time to time to take such action as you may reasonably request to qualify the Securities and the shares of Stock issuable upon conversion of the Securities for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

              (c) To furnish the Purchasers with four copies of the Offering Memorandum and each amendment or supplement thereto with the independent accountants' report(s) in the Offering Memorandum, and any amendment or supplement containing amendments to the financial statements covered by such report(s), signed by the accountants, and additional copies thereof in such quantities as you may from time to time reasonably request, and if, at any time prior to the expiration of nine months after the date of the Offering Memorandum, any event shall have occurred as a result of which the Offering Memorandum as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Offering Memorandum is delivered, not misleading, or, if for any other reason it shall be necessary or desirable during such same period to amend or supplement the Offering Memorandum, to notify you and upon your request to prepare and furnish without charge to each Purchaser and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Offering Memorandum or a supplement to the Offering Memorandum which will correct such statement or omission or effect such compliance;

              (d) During the period beginning from the date hereof and continuing until the date 90 days after the Time of Delivery, not to sell, contract to sell or otherwise dispose of, any shares of Stock of the Company or any securities that are convertible into or exchangeable for shares of Stock (other than (i) pursuant to employee stock option or employee stock purchase plans existing on, or upon the conversion or exchange of convertible or exchangeable securities or upon exercise of warrants outstanding as of, the date of this Agreement, (ii) as contemplated by the Registration Rights Agreement or (iii) in connection with an acquisition by the Company of an enterprise, product, intellectual property right or a licence for any of the foregoing, where the shares of Stock or other securities of the Company so disposed of have an aggregate fair market value at the time of disposition of $25,000,000 or less), without the prior written consent of SBC Warburg;

              (e) Not to be or become, at any time prior to the expiration of two years after the Time of Delivery, an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under
         Section 8 of the Investment Company Act;

              (f) At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act and so long as any of the Securities (or Stock issued upon conversion thereof) are "restricted securities" within the meaning of Rule 144(a)(3) under the Act, for the benefit of holders from time to time of Securities, to furnish at its expense, upon request, to holders of Securities and prospective purchasers of securities information (the "Additional Issuer Information") satisfying the requirements of subsection (d)(4)(i) of Rule 144A under the Act;

              (g) To use its best efforts to cause the Securities to be eligible for the PORTAL trading system of the National Association of Securities Dealers, Inc.;

              (h) To file with the Commission, not later than 15 days after the Time of Delivery, five copies of a notice on Form D under the Act (one of which will be manually signed by a person duly authorized by the Company); to otherwise comply with the requirements of Rule 503 under the Act; and to furnish promptly to you evidence of each such required timely filing (including a copy thereof);

              (i) To furnish to the holders of the Securities (x) as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders' equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, (y) as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the date of the Offering Memorandum), upon request, consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail, for which purpose a copy of the Company's Quarterly Report on Form 10-Q shall be adequate;

              (j) During a period of five years from the date of the Offering Memorandum, to furnish to you copies of all reports or other communications (financial or other) furnished to stockholders of the Company, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed by the Company with the Commission or any securities exchange on which the Securities or any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission);

              (k) During the period of two years after the Time of Delivery, the Company will not, and will not permit any of its "affiliates" (as defined in Rule 144 under the Securities Act) to, resell any of the Securities which constitute "restricted securities" under Rule 144 that have been reacquired by any of them;

              (l) To use the net proceeds received by it from the sale of the Securities pursuant to this Agreement in the manner specified in the Offering Memorandum under the caption "Use of Proceeds";

              (m) To reserve and keep available at all times, free of preemptive rights, shares of Stock for the purpose of enabling the Company to satisfy any obligations to issue shares of its Stock upon conversion of the Securities;

              (n) To use its best efforts to list, subject to notice of issuance, the shares of Stock issuable upon conversion of the Securities on the National Association of Securities Dealers Automated Quotations National Market ("NASDAQ") ; and

              (o) Pursuant to the Registration Rights Agreement, to file and to use its best efforts to cause to be declared effective by the Commission on or prior to 90 days from the First Time of Delivery a registration statement on Form S-1 or Form S-3, if the use of said form is then available, to cover resales of Transfer Restricted Securities (as defined in the Registration Rights Agreement).

         6. The Company covenants and agrees with the several Purchasers that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the issue of the Securities and the shares of Stock issuable upon conversion of the Securities and all other expenses in connection with the preparation, printing and filing of the Preliminary Offering Memorandum and the Offering Memorandum and any amendments and supplements thereto and the mailing and delivering of copies thereof to the Purchasers and dealers; (ii) the cost of printing or producing any Agreement among Purchasers, this Agreement, the Indenture, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities and the shares of Stock issuable upon conversion of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Purchasers in connection with such qualification up to a maximum of $5,000; (iv) the cost of preparing the Securities; (v) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities; (vi) any cost incurred in connection with the designation of the Securities for trading in PORTAL and the listing on NASDAQ of the shares of Stock issuable upon conversion of the Securities; and (vii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the Purchasers will pay all of their own costs and expenses, including the fees of their counsel, and transfer taxes on resale of any of the Securities by them.

         7. The obligations of the Purchasers hereunder shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company herein are, at and as of the Time of Delivery, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

              (a) Sullivan & Cromwell, counsel for the Purchasers, shall have furnished to you such opinion or opinions, dated the Time of Delivery, with respect to the incorporation of the Company, the validity of the Indenture, the Securities and the Registration Rights Agreement, the Offering Memorandum, as well as such other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

              (b) Willkie Farr & Gallagher, counsel for the Company, shall have furnished to you their written opinion, dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

                     (i) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority required to carry on its business as described in the Offering Memorandum and to own, lease and operate its properties;

                    (ii) The Company is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect;

                   (iii) The Company has authorized capitalization as set forth in the Offering Memorandum, and all the outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights;

                    (iv) The shares initially issuable upon conversion of the Securities have been duly authorized and reserved for issuance and when issued and delivered upon conversion in accordance with the provisions of the Securities, will have been validly issued and will be fully paid and non-assessable, and the issuance of such shares is not subject to any preemptive or similar rights;

                     (v) After due inquiry, such counsel does not know of any legal or governmental proceeding pending or threatened to which the Company is a party or to which any of its property is subject which is required to be described in the Exchange Act Reports and is not so described, or of any contract or other document which is required to be described in, or is required to be filed as an exhibit to, the Exchange Act Reports which is not described or filed as required;

                    (vi) The Company is not an "investment company" or a company "controlled" by an investment company" within the meaning of the Investment Company Act of 1940, as amended;

                   (vii) This Agreement has been duly authorized, executed and delivered by the Company;

                  (viii) The Securities have been duly authorized, executed, issued and delivered, and constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture and are enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                    (ix) The Registration Rights Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject (a) to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles and (b) to the extent rights to indemnity and contribution thereunder may be limited by federal or state securities laws or the policies underlying such laws; and the Registration Rights Agreement conforms in all material respects to the summary thereof in the Offering Memorandum;

                     (x) The Indenture has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Trustee, constitutes a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                    (xi) The Company is not in violation of its charter or by-laws and the issuance and sale of the Securities by the Company to the Purchasers pursuant to this Agreement and the compliance by the Company with all of the provisions of the Securities, the Indenture, the Registration Rights Agreement and this Agreement and the consummation by the Company of the transactions herein and therein contemplated will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company;

                   (xii) The authorized capital stock of the Company, including the Common Stock, conforms as to legal matters to the description thereof contained in the Offering Memorandum;

                  (xiii) Except as required pursuant to the Registration Rights Agreement and assuming due compliance by the Purchasers with Section 3 of the Agreement, no consent, approval, authorization or order of or filing or registration with, any court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the Indenture, the Registration Rights Agreement, and the Securities by the Company and the consummation of the transactions contemplated by this Agreement and thereby, except such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Purchasers, and such consents, approvals, authorizations, orders, registrations and qualifications as may be required under the Act and the Trust Indenture Act;

                   (xiv) The statements set forth in the Offering Memorandum under the captions "Description of Debentures" and "Description of Capital Stock", insofar as they purport to constitute a summary of the terms of the Securities and the Stock, and under the caption "Certain United States Federal Income Tax Consequences", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair;

                    (xv) The Exchange Act Reports (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act, and the rules and regulations of the Commission thereunder; and such counsel has no reason to believe that any of such documents, when they were so filed, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading;

                   (xvi) No registration of the Securities under the Act, and no qualification of an indenture under the United States Trust Indenture Act of 1939 with respect thereto, is required for the offer, sale and initial resale of the Securities by the Purchasers in the manner contemplated by this Agreement; and

                  (xvii) Such counsel have no reason to believe that the Offering Memorandum and any further amendments or supplements thereto made by the Company prior to the Time of Delivery (other than the financial statements and other financial data contained therein, as to which such counsel need express no opinion) contained as of its date or contains as of the Time of Delivery an untrue statement of a material fact or omitted or omits, as the case may be, to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

              (c) You shall have received an opinion satisfactory to you, dated the date hereof, of Adam Cochran, Vice President and General Counsel of the Company, to the effect that:

                     (i) To the best of such counsel's knowledge, except as otherwise disclosed in the Offering Memorandum, the Company owns or possesses sufficient licenses or other rights to use all necessary trademarks, trade names, trade secrets, patents, proprietary rights technology and inventions (collectively, the "Proprietary Rights") to conduct the business now being or proposed to be conducted by the Company as described in the Offering Memorandum;

                    (ii) To the best of such counsel's knowledge, except as otherwise disclosed in the Offering Memorandum, there are no legal or governmental proceedings relating to any Proprietary Rights owned or used by the Company pending against the Company or any third party; there are no legal or governmental proceedings relating to a third party's Proprietary Rights pending against the Company; and no such proceedings are threatened or contemplated by governmental authorities or others;

                   (iii) Such counsel does not know of any contracts or other documents relating to the Proprietary Rights of the Company of a character required to be described in or to be filed as an exhibit to the Exchange Act Reports that are not filed or described as required;

                    (iv) To the best of such counsel's knowledge, except as otherwise disclosed in the Offering Memorandum, the Company is not infringing or otherwise violating any valid Proprietary Rights of others and there are no infringements by others of any Proprietary Rights owned or used by the Company which, in the judgment of such counsel, could have a Material Adverse Effect;

                     (v) As to each United States patent and patent application listed in Exhibit 1 thereto, there is an assignment by each of the named inventors to the Company. The assignments by the named inventors have been submitted to the United States Patent and Trademark Office ("USPTO") and those assignments have been recorded in the USPTO's title records;

                    (vi) The Company's United States patent applications listed on Exhibit 1 thereto have been prepared and filed in the USPTO in a form and with accompanying papers that are acceptable to the USPTO for the purposes of according each such application a filing date and serial number, and of placing each such application in condition for eventual examination on the merits as to patentability. For each such U.S. application an Official Filing Receipt has been received from the USPTO. As to each of such application, such counsel is not aware of any material defect of form in preparation or filing;

                   (vii) As to each of the Company's foreign patents and patent applications based on the United States patents or applications listed on Exhibit 1 thereto, the applications have either (a) been submitted to patent firms in the respective foreign countries with instructions to file the applications in the patent offices of those countries naming the Company as the owner of record, or (b) as to certain Patent Cooperation Treaty applications, been submitted directly to the relevant patent office of those countries naming the Company as the owner of record. In each such application, written confirmation has been received that the application has, in fact, been accepted for filing by such patent offices. There is no assurance that the patent offices of the respective countries will not reject the claims of the foreign patent applications as being unpatentable, or that any claims will be allowed without amendment, nor is there any assurance that those patent offices will ultimately conclude that the foreign patent applications meet all requirements for patentability;

                  (viii) To the best of such counsel's knowledge, after due inquiry, the Company has not violated any FDA Regulation, any Environmental Laws, or any federal or state law relating to discrimination in the hiring, promotion or pay of employees or any applicable federal or state wages and hours laws, or any provisions of the Employee Retirement Income Security Act or the rules and regulations promulgated thereunder, which in any case might result in a Material Adverse Effect;

                    (ix) The Company and each of the Significant Subsidiaries has such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits"), including, without limitation, under any applicable FDA Regulations or Environmental Laws, as are necessary to own, lease and operate its properties and to conduct its business in the manner described in the Offering Memorandum; to the best of such counsel's knowledge, after due inquiry, the Company has fulfilled and performed all of its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such permit, subject in each case to such qualification as may be set forth in Offering Memorandum; and, except as described in the Offering Memorandum, such permits contain no restrictions that are materially burdensome of to the Company;

                     (x) To the best of such counsel's knowledge, after due inquiry, except as otherwise set forth in the Offering Memorandum or such as are not material to the business, condition (financial or otherwise), stockholders' equity, properties, business prospects or results of operations of the Company and its subsidiaries, taken as a whole, the Company has good and marketable title, free and clear of all liens, claims, encumbrances and restrictions except liens for taxes not yet due and payable, to all property and assets described in the Offering Memorandum as being owned by it;

                    (xi) The statements in the Offering Memorandum related to the Company's Proprietary Rights insofar as such statements constitute summaries of matters of law, are accurate and complete statements or summaries of such matters of law set forth therein;

                   (xii) To the best of such counsel's knowledge, after due inquiry, all leases to which the Company is a party are valid and binding and no default has occurred or is continuing thereunder which might result in a Material Adverse Effect;

                  (xiii) To the best of such counsel's knowledge after due inquiry, the Company is not in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement, indenture or instrument to which the Company is a party or by which it is bound or to which any of its properties or assets is subject which default could result in a Material Adverse Effect; and

                   (xiv) The issuance and sale of the Securities by the Company to the Purchasers pursuant to this Agreement and the compliance by the Company with all of the provisions of the Securities, the Indenture, the Registration Rights Agreement and this Agreement and the consummation by the Company of the transactions herein and therein contemplated will not conflict with or constitute a breach of any of the terms or provisions of, or a default under any agreement, indenture or other instrument to which the Company is a party or by which the Company or its properties are bound, or violate or conflict with any laws, administrative regulations or rulings or court decrees applicable to the Company or its properties in any case which is reasonably likely to have a Material Adverse Effect.

              (d) On the date of the Offering Memorandum prior to the execution of this Agreement and also at the Time of Delivery, Ernst & Young LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex II hereto;

              (e) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Offering Memorandum any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Memorandum, and (ii) since the respective dates as of which information is given in the Offering Memorandum there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries (other than repayment by the Company on July 1, 1997 of $5,000,000 of its long term debt to The Bank of Boston) or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Offering Memorandum, the effect of which, in any such case described in Clause
         (i) or (ii), is in the judgment of SBC Warburg so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Securities on the terms and in the manner contemplated in this Agreement and in the Offering Memorandum;

              (f) On or after the date hereof, there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the NASDAQ; (ii) a suspension or material limitation in trading in the Company's securities on NASDAQ;
         (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this Clause (iv) in the judgment of SBC Warburg makes it impracticable or inadvisable to proceed with the offering or the delivery of the Securities on the terms and in the manner contemplated in the Offering Memorandum;

              (g)  The Securities have been designated for trading on PORTAL;

              (h) The shares of Stock issuable upon conversion of the Securities shall have been duly listed, subject to notice of issuance, on NASDAQ;

              (i) Each of the officers, directors and/or stockholders of the Company specified in Schedule II hereto shall have provided a lock-up letter to the same effect as the limitation on the Company's ability to sell shares of Stock set forth in paragraph 5(d) hereof; and

              (j) The Company shall have furnished or caused to be furnished to you at the Time of Delivery certificates of officers of the Company satisfactory to you as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsection (e) of this Section and as to such other matters as you may reasonably request.

         8. (a) The Company will indemnify and hold harmless each Purchaser against any losses, claims, damages or liabilities, joint or several, to which such Purchaser may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Memorandum or the Offering Memorandum, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, and will reimburse each Purchaser for any legal or other expenses reasonably incurred by such Purchaser in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Offering Memorandum or the Offering Memorandum or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Purchaser through SBC Warburg expressly for use therein.

              (b) Each Purchaser will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Memorandum or the Offering Memorandum, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Offering Memorandum or the Offering Memorandum or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Purchaser through SBC Warburg expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

              (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

         (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Purchasers on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total discounts and commissions received by the Purchasers, in each case as set forth in the Offering Memorandum. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Purchasers on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Purchasers agree that it would not be just and equitable if contribution pursuant to this subsection
(d) were determined by pro rata allocation (even if the Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities sold by it and distributed to investors were offered to investors exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Purchasers' obligations in this subsection
(d) to contribute are several in proportion to their respective underwriting obligations and not joint.

         (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Purchaser within the meaning of the Act; and the obligations of the Purchasers under this Section 8 shall be in addition to any liability which the respective Purchasers may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

         9. (a) If any Purchaser shall default in its obligation to purchase the Securities which it has agreed to purchase hereunder, you may in your discretion arrange for you or another party or other parties to purchase such Securities on the terms contained herein. If within thirty-six hours after such default by any Purchaser you do not arrange for the purchase of such Securities then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Securities, on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Securities, or the Company notifies you that it has so arranged for the purchase of such Securities, you or the Company shall have the right to postpone the Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Offering Memorandum, or in any other documents or arrangements, and the Company agrees to prepare promptly any amendments to the Offering Memorandum which in your opinion may thereby be made necessary. The term "Purchaser" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Securities; and

         (b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Purchaser or Purchasers by you and the Company as provided in subsection (a) above, some or all of such Securities remain unpurchased, then the Company shall have the right to require each non-defaulting Purchaser to purchase the principal amount of Securities which such Purchaser agreed to purchase hereunder and, in addition, to require each non-defaulting Purchaser to purchase its pro rata share (based on the principal amount of Securities which such Purchaser agreed to purchase hereunder) of the Securities of such defaulting Purchaser or Purchasers for which such arrangements have not been made; but nothing herein shall relieve a defaulting Purchaser from liability for its default.

         10. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Purchasers, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Purchaser or any controlling person of any Purchaser, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Securities.

         11. If this Agreement shall be terminated pursuant to Section 9 hereof, the Company shall not then be under any liability to any Purchaser except as provided in Sections 6 and 8 hereof; but, if for any other reason, the Securities are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Purchasers through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Purchasers in making preparations for the purchase, sale and delivery of the Securities, but the Company shall then be under no further liability to any Purchaser except as provided in Sections 6 and 8 hereof.

         12. In all dealings hereunder, you shall act on behalf of each of the Purchasers, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Purchaser made or given by SBC Warburg.

         All statements, requests, notices and agreements hereunder shall be in writing, and if to the Purchasers shall be delivered or sent by mail, telex or facsimile transmission to you in care of SBC Warburg, 277 Park Avenue, New York, New York 10072, Attention: Legal Department; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Offering Memorandum, Attention: Secretary.

         13. This Agreement shall be binding upon, and inure solely to the benefit of, the Purchasers, the Company and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company or any Purchaser, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Purchaser shall be deemed a successor or assign by reason merely of such purchase.

         14.  Time shall be of the essence of this Agreement.

         15. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         16. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

         If the foregoing is in accordance with your understanding, please sign and return to us 5 (five) counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Purchasers, this letter and such acceptance hereof shall constitute a binding agreement between each of the Purchasers and the Company. It is understood that your acceptance of this letter on behalf of each of the Purchasers is pursuant to the authority set forth in a form of Agreement among Purchasers, the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.

                                        Very truly yours,

                                       NeXstar Pharmaceuticals, Inc.


                                       By: /s/ PATRICK J. MAHAFFY
                                          -----------------------
                                          Name:  Patrick J. Mahaffy
                                          Title: President and Chief
                                                 Executive Officer



Accepted as of the date hereof:
SBC Warburg Inc.
Oppenheimer & Co., Inc.


By:  SBC Warburg Inc.


By:  /s/ MICHAEL S. BALDOCK
     ----------------------
     Name:  Michael S. Baldock
     Title: SBC Warburg-Managing
            Director

         On behalf of each of the Purchasers


By:  /s/ JAMES R. GRAY
     -----------------
     Name:  James R. Gray
     Title: Associate Director

                                   SCHEDULE I





                                                                                     MAXIMUM AMOUNT
                                                   PRINCIPAL AMOUNT                  OF OPTIONAL
                                                   OF FIRM SECURITIES                SECURITIES TO BE
                                                   TO BE PURCHASED                   PURCHASED
SBC Warburg Inc.............................       $45,000,000                       $3,000,000
Oppenheimer & Co., Inc......................       $30,000,000                       $2,000,000

         Total..............................       $75,000,000                       $5,000,000

                                                                         ANNEX I



         (1) The Securities have not been and will not be registered under the Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S under the Act or pursuant to an exemption from the registration requirements of the Act. Each Purchaser represents that it has offered and sold the Securities, and will offer and sell the Securities (i) as part of their distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering and the Time of Delivery, only in accordance with Rule 903 of Regulation S, Rule 144A or pursuant to Paragraph 2 of this Annex I under the Act. Accordingly, each Purchaser agrees that neither it, its affiliates nor any persons acting on its or their behalf has engaged or will engage in any directed selling efforts with respect to the Securities, and it and they have complied and will comply with the offering restrictions requirement of Regulation S. Each Purchaser agrees that, at or prior to confirmation of sale of Securities (other than a sale pursuant to Rule 144A) or pursuant to Paragraph 2 of this Annex I, it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Securities from it during the restricted period a confirmation or notice to substantially the following effect:

              "The Securities covered hereby have not been registered under the U.S. Securities Act of 1933 (the "Securities Act") and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and the closing date, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities Act. Terms used above have the meaning given to them by Regulation S."

Terms used in this paragraph have the meanings given to them by Regulation S.

         Each Purchaser further agrees that it has not entered and will not enter into any contractual arrangement with respect to the distribution or delivery of the Securities except with its affiliates or with the prior written consent of the Company.

         (2) Notwithstanding the foregoing, Securities in registered form may be offered, sold and delivered by the Purchasers in the United States and to U.S. persons pursuant to Section 3 of this Agreement without delivery of the written statement required by paragraph (1) above.

         (3) Each Purchaser further represents and agrees that (i) it has not offered or sold and prior to the date six months after the date of issue of the Securities will not offer or sell any Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995, (b) it has complied, and will comply, with all applicable provisions of the Financial Services Act of 1986 of Great Britain with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom, and (c) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issuance of the Securities to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 of Great Britain or is a person to whom the document may otherwise lawfully be issued or passed on.

         (4) Each Purchaser agrees that it will not offer, sell or deliver any of the Securities in any jurisdiction outside the United States except under circumstances that will result in compliance with the applicable laws thereof, and that it will take at its own expense whatever action is required to permit its purchase and resale of the Securities in such jurisdictions. Each Purchaser understands that no action has been taken to permit a public offering in any jurisdiction outside the United States where action would be required for such purpose. Each Purchaser agrees not to cause any advertisement of the Securities to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Securities, except in any such case with SBC Warburg's express written consent and then only at its own risk and expense.

                                                                        ANNEX II



         Pursuant to Section 7(d) of the Purchase Agreement, the accountants shall furnish letters to the Purchasers to the effect that:



              (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Securities Exchange Act of 1934 (the "Exchange Act") and the applicable published rules and regulations thereunder;



              (ii) In our opinion, the consolidated financial statements and financial statement schedules audited by us and included in the Offering Memorandum comply as to form in all material respects with the applicable requirements of the Exchange Act and the related published rules and regulations;



              (iii) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Offering Memorandum agrees with the corresponding amounts (after restatements where applicable) in the audited consolidated financial statements for such five fiscal years;



              (iv) On the basis of limited procedures not constituting an audit in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included in the Offering Memorandum, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:



                   (A) the unaudited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Offering Memorandum are not in conformity with generally accepted accounting principles applied on the basis substantially consistent with the basis for the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Offering Memorandum;



                   (B) any other unaudited income statement data and balance sheet items included in the Offering Memorandum do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included in the Offering Memorandum;



                   (C) the unaudited financial statements which were not included in the Offering Memorandum but from which were derived any unaudited condensed financial statements referred to in Clause (A) and any unaudited income statement data and balance sheet items included in the Offering Memorandum and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements included in the Offering Memorandum;

                   (D) any unaudited pro forma consolidated condensed financial statements included in the Offering Memorandum do not comply as to form in all material respects with the applicable accounting requirements or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;



                   (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest financial statements included in the Offering Memorandum) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or stockholders' equity or other items specified by the Purchasers, or any increases in any items specified by the Purchasers, in each case as compared with amounts shown in the latest balance sheet included in the Offering Memorandum except in each case for changes, increases or decreases which the Offering Memorandum discloses have occurred or may occur or which are described in such letter; and



                   (F) for the period from the date of the latest financial statements included in the Offering Memorandum to the specified date referred to in Clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Purchasers, or any increases in any items specified by the Purchasers, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Purchasers, except in each case for decreases or increases which the Offering Memorandum discloses have occurred or may occur or which are described in such letter; and



              (v) In addition to the examination referred to in their report(s) included in the Offering Memorandum and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (iv) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Purchasers, which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Offering Memorandum, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

                                  SCHEDULE II


                                Lock Up Letters


Patrick J. Mahaffy
Lawrence Gold
Warburg, Pincus Capital Partners, L.P.
Warburg, Pincus Investors, L.P.